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                                                                   EXHIBIT 10.19

                    FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

     Reference is made to that certain Employment Agreement, dated January 1, 1990, as amended (the "Employment Agreement"), entered into between Amtech Corporation, a Texas corporation (the "Company"), and G. Russell Mortenson ("Employee").

     Employee and Company desire to amend the Employment Agreement, as follows:

1. Paragraph 4 of the Employment Agreement is amended by substituting "$300,000" for "$288,000" wherever it appears in such Paragraph.

2. Other than as set forth herein the Employment Agreement remains in full force and effect as written.

     The parties have executed this Fifth Amendment to be effective as of January 1, 1996.

                                     AMTECH CORPORATION


                                     By: /s/ STEVE M. YORK
                                        ----------------------------
                                          Steve M. York
                                          Senior Vice President &
                                          Chief Financial Officer

                                     Date: 2-5-96
                                          --------------------------

                                     EMPLOYEE:

                                          /s/ RUSSELL MORTENSON
                                     -------------------------------
                                     G. Russell Mortenson

                                     Date: 1/31/96
                                          --------------------------